Janus Henderson Government Money Market Fund

Ticker: ACJXX American Cancer Society Support – Class I Shares

SUMMARY PROSPECTUS DATED AUGUST 8, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

INVESTMENT OBJECTIVES

Janus Henderson Government Money Market Fund seeks capital preservation and liquidity with current income as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Information about eligibility requirements for Fund shares is available from your financial professional and in the “Purchases” section on page 18 of the Fund’s Prospectus and in the “Purchase of Shares” section on page 20 of the Fund’s Statement of Additional Information. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Fund shares that are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	American Cancer Society Support – Class I
Management Fees	0.20%
Other Expenses(1)	0.19%
Total Annual Fund Operating Expenses	0.39%
Fee Waiver and/or Expense Reimbursement(2)	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.20%

(1)	Other Expenses are based on the estimated annualized expenses that the Shares expect to incur.
(2)

The Adviser has contractually agreed to waive and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.20% for at least a one-year period commencing on December 9, 2024. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
American Cancer Society Support – Class I Shares	$20	$106	$200	$474

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objectives by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are

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collateralized fully (i.e., collateralized by cash and/or government securities). The Fund’s investments in U.S. Government securities may include obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the U.S. Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer’s ability to borrow from the U.S. Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. The Fund’s investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

The Fund will:

•	invest in high-quality, short-term money market instruments that present minimal credit risks, as determined by the Adviser

•	invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

•

maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less

As a government money market fund, the Board of Trustees has determined not to subject the Fund to a liquidity fee on Fund redemptions. Please note that the Board of Trustees has reserved the ability to change this determination with respect to liquidity fees, but only after providing appropriate prior notice to shareholders.

PRINCIPAL INVESTMENT RISKS

Money Market Risk.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support to the Fund at any time, including during periods of market stress. Accordingly, if the value of Fund Shares were to fall below $1.00 per share, there is no guarantee that the Adviser or its affiliates would protect the Fund or redeeming shareholders against any loss of principal.

Liquidity Risk.  The liquidity of the securities which the Fund holds may deteriorate rapidly due to credit events affecting one or more issuers or guarantors or due to general market conditions and a lack of willing buyers. In such cases, the Fund may have to accept a lower price or may be unable to sell a security. An inability to sell one or more securities may negatively affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Additionally, adverse market conditions impacting the trading of the value of money market instruments and/or an unusually high volume of redemption requests could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain the value of your investment at $1.00 per share.

Credit Quality Risk.  The value of the securities which the Fund holds may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations (potentially even the U.S. Government). The credit quality of the Fund’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could cause the Fund’s yield to fall or cause the value of the Fund’s Shares to fall below $1.00 per share.

Interest Rate Risk.  Although the Fund seeks to invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of the changes in interest rates. Rising interest rates could cause the value of the Fund’s investments to decline, and a decline in interest rates is likely to cause the Fund’s yield to decline. During periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. Such low interest rate environments may prevent the Fund from providing a positive yield or could impair the Fund’s ability to maintain the value of your investment at $1.00 per share. Over time, the real value of the Fund’s yield may be eroded by inflation.

Market Risk.  The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund’s yield.

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Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Variable and Floating Rate Demand Notes Risk.  Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. Demand features, which are often issued by third-party financial institutions, may shorten the life of a variable or floating rate security. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the third-party financial institutions supporting the Fund’s investments. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults and the third party is unable to fulfill its liquidity or guarantee demand feature obligations.

U.S. Government Securities Risk.  Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Repurchase Agreement Risk.  Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. American Cancer Society Support – Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. American Cancer Society Support – Class I Shares of the Fund commenced operations on December 9, 2024. The performance shown for American Cancer Society Support – Class I Shares for the period February 14, 1995 to December 31, 2023, reflects the performance of the Fund’s American Cancer Society Support – Class T Shares. If American Cancer Society Support – Class I Shares had been available during periods prior to December 31, 2023, they would have substantially similar annual returns because all classes of shares invest in the same portfolio of securities, but returns will differ only to the extent that American Cancer Society Support – Class I Shares have lower expenses.

The bar chart depicts the change in performance from year to year during the periods indicated. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

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The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.

Annual Total Returns for American Cancer Society Support – Class T Shares (calendar year-end)

Best Quarter: 4th Quarter 2023 1.22% Worst Quarter: 4th Quarter 2014 0.00%

Class T Shares’ year-to-date return as of the calendar quarter ended September 30, 2024 was 3.61%.

Average Annual Total Returns (periods ended 12/31/23)
	1 Year	5 Years	10 Years	Since Inception (2/14/95)
American Cancer Society Support – Class T Shares(1)
Return Before Taxes	4.54%	1.50%	0.90%	2.06%

(1)

American Cancer Society Support – Class T Shares of the Fund are not offered in the Prospectus. Ordinarily, American Cancer Society Support – Class I Shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns may likely differ to the extent that the classes do not have the same expenses. American Cancer Society Support – Class I Shares are new and have not completed a full calendar year of operations as of December 31, 2023 and therefore American Cancer Society Support – Class I Shares do not have annualized return information to report. Return information for the Fund’s American Cancer Society Support – Class I Shares will be shown in future prospectuses offering the Fund’s American Cancer Society Support – Class I Shares after the Fund’s American Cancer Society Support – Class I Shares have a full calendar year of return information to report.

The 7-day yield on December 31, 2023 was 4.80% for Janus Henderson Government Money Market Fund.

Performance information for the Fund’s other share classes is included in the Fund’s annual and semiannual report (for the period ended December 31, 2023) and in the Fund’s Form N-CSR filing (for the period ended June 30, 2024 and moving forward) and is available at janushenderson.com/reports or by calling 1-877-335-2687.

MANAGEMENT

Investment Adviser:  Janus Henderson Investors US LLC

Portfolio Management:  Andrew Forman is Co-Portfolio Manager of the Fund, which he co-managed since February 2025. Garrett Strum is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2017.

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PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

American Cancer Society Support – Class I Shares
Institutional investors investing through a cash portal	$250,000
Through an intermediary institution
• non-retirement accounts	$2,500	†
• certain tax-advantaged accounts or UTMA accounts	$500	†

†

Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the cut-off times specified in “Pricing of Fund Shares” of the Prospectus in order to receive the next net asset value calculated. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase American Cancer Society Support – Class I Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for making cash management portal technology available to users of the cash management platform and the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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